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Exhibit 10.9.2

PROVIDIAN FINANCIAL CORPORATION

AMENDMENT NO. 2
TO 1999 NON-OFFICER EQUITY INCENTIVE PLAN

        This AMENDMENT NO. 2 TO 1999 NON-OFFICER EQUITY INCENTIVE PLAN is adopted this 27th of September, 2001 with respect to the 1999 Non-Officer Equity Incentive Plan adopted on May 11, 1999, as supplemented and amended by the 1999 Non-Officer Equity Incentive Plan UK Sub-Plan and First Amendment to the Providian Financial Corporation Non-Officer Equity Incentive Plan adopted on June 29, 1999 (as so supplemented and amended, the "Plan").

1.    AMENDMENT TO PLAN.

  Section 4(a) of the Plan is hereby amended to read as follows in its entirety:

          (a)  Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate nine million (9,000,000) shares of Common Stock.

  Except as amended hereby, the Plan remains in full force and effect.

2.    EFFECTIVE DATE OF AMENDMENT.

  This Amendment shall become effective as of the date of its adoption.

3.    CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Amendment, without regard to such state's conflict of laws rules.

4.    EXECUTION.

        The Human Resources Committee of the Board of Directors of Providian Financial Corporation (the "Company"), pursuant to the authority delegated to such Committee pursuant to Section 3(c) of the Plan, has adopted this Amendment as of the date and year first above written. To evidence the adoption of this Amendment by the Committee, the Company has caused its duly authorized officer to execute this Amendment on behalf of the Company.

PROVIDIAN FINANCIAL CORPORATION
By	/s/ F. WARREN MCFARLAN
	Name:	F. Warren McFarlan
	Title:	Chairman of the Human Resources Committee Providian Financial Corporation

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  Exhibit 10.9.2
PROVIDIAN FINANCIAL CORPORATION AMENDMENT NO. 2 TO 1999 NON-OFFICER EQUITY INCENTIVE PLAN